EXHIBIT 99.1
ProPetro Appoints Kyle Crowley to Board of Directors

MIDLAND, Texas, October 19, 2026, (Business Wire) – ProPetro Holding Corp. (NYSE: PUMP) (“ProPetro” or the “Company”) today announced the appointment of Kyle Crowley to its Board of Directors (the “Board”) as an independent director, effective October 16, 2026. Mr. Crowley brings more than 30 years of experience in the power and energy industry, including over two decades at Exelon Corporation (NASDAQ: EXC), where he led corporate development, corporate finance, and generation, renewables, and transmission development for one of the largest electric utility holding companies in the United States.

Phillip Gobe, Chairman of the Board of ProPetro, commented, “We are pleased to welcome Kyle to our Board. He is a seasoned public company executive and director whose judgment, governance experience, and deep roots in the power industry will strengthen an already strong Board. We look forward to his contributions on behalf of our shareholders.”

Sam Sledge, Chief Executive Officer of ProPetro, added, “Kyle’s addition to the Board reflects where ProPetro is headed. As PROPWR scales into a larger part of our business, Kyle brings exactly the kind of experience we need. Over more than two decades at Exelon, he developed, acquired, and financed gigawatts of power generation and led some of the largest transactions in the industry. That background in power markets, capital allocation, and complex deal execution will be invaluable to our Board as we continue to grow PROPWR and create long-term value for our shareholders.”

Mr. Crowley commented, “I am honored to join ProPetro’s Board at such an exciting time for the Company. The demand for reliable, dispatchable power from data centers, industrial customers, and the energy value chain is unprecedented, and PROPWR is uniquely positioned to meet that demand with a modern, standardized fleet and a proven ability to execute at scale. I look forward to working with the Board and management team to help ProPetro capture this opportunity and create long-term value for shareholders.”

About Kyle Crowley

Mr. Crowley spent 21 years at Exelon Corporation, most recently serving as Senior Vice President, Corporate Finance and Development from October 2022 to June 2024, where he provided executive oversight of the Corporate Development, Corporate Financial Planning and Analysis, Treasury, and Insurance functions. From December 2010 to October 2022, he served as Senior Vice President and Chief Development Officer, leading all mergers, acquisitions, divestitures, joint ventures, and strategic transactions for the company, as well as generation, renewables, and electric transmission development. During his tenure, Mr. Crowley led more than 65 closed transactions with a total equity value of over $38 billion, including the acquisition of Pepco Holdings, the acquisition of Constellation Energy, and the 2022 spin-off of Constellation Energy Corporation (NASDAQ: CEG). Earlier in his career, he held investment banking roles at Lehman Brothers, J.P. Morgan & Co., and Houlihan Lokey.

Mr. Crowley currently serves as a member of the Board of Directors and strategic advisor to Cogentrix Energy, an independent power producer with 5.5 gigawatts of natural gas generation capacity across the PJM, ERCOT, and ISO New England markets, and as a director of ONE Nuclear (NASDAQ: ONEN), where he is a member of the Audit and Compensation Committees. He also serves as a director of Hennessy Capital Investment Corp. VIII (NASDAQ: HCIC) and as a board member for certain Bernhard Capital Partners portfolio companies, including as Chair of the Board of New Mexico Gas Company and as a director of Delta Gas Company and

EXHIBIT 99.1
Magnolia Gas Company. He previously served on the Board of Managers of Fullmark Energy, a battery energy storage developer.

Mr. Crowley holds a Master of Business Administration with concentrations in Finance and Accounting from the University of Chicago Booth School of Business and a Bachelor of Science in Finance from Indiana University.

About ProPetro

ProPetro Holding Corp. is a Midland, Texas based provider of premium completion services to upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. Through its PROPWR division, ProPetro also delivers reliable, adaptable power services through a modern, standardized fleet of gas-to-power solutions, serving data center, oil and gas, and industrial customers in the United States. ProPetro helps bring reliable energy to the world, enabling operational excellence and energy reliability for their customers. For more information, visit www.propetroservices.com.

Forward-Looking Statements

Except for historical information contained herein, the statements and information in this news release are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “confident,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward‑looking statements. Our forward‑looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, energy demand from data centers, including the associated demand for natural gas, industry trends and activity levels, our business strategy, projected financial results and future financial performance, including our ability to create long-term value for our shareholders, the ability to obtain capital and/or financing on attractive terms, expected fleet and other equipment utilization, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, and the anticipated growth prospects of PROPWR, including the demand for its services, types of customers and the ability to capture market share, secure additional long-term contracts and renew existing customer commitments, the ability to procure additional equipment, and timely receipt of such equipment and successful deployment. A forward‑looking statement may include a statement of the assumptions or bases underlying the forward‑looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable.

Although forward‑looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the growth and scaling of our power-generation business, the global macroeconomic uncertainty related to increased hostilities in the Middle East region, including the war between Israel, Iran and the United States, the Russian-Ukraine war, and events in Venezuela, general economic conditions, including the impact of continued inflation,

EXHIBIT 99.1
central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law.

Investor Contact:
Matt Augustine
Vice President, Finance and Investor Relations
matt.augustine@propetroservices.com
432-219-7620